EXHIBIT 99.1

For Immediate Release

First Hawaiian, Inc. Reports Third Quarter 2021 Financial Results and Declares Dividend

HONOLULU, Hawaii October 22, 2021--(Globe Newswire)--First Hawaiian, Inc. (NASDAQ:FHB), (“First Hawaiian” or the “Company”) today reported financial results for its quarter ended September 30, 2021.

“We are pleased with the bank’s solid performance in the third quarter. It was also a milestone quarter, as total assets exceeded $25 billion at quarter-end for the first time in our history,” said Bob Harrison, Chairman, President and CEO. “We had good growth in deposit balances, credit quality remained excellent, and we are seeing an increase in loan activity.”

On October 20, 2021 the Company’s Board of Directors declared a quarterly cash dividend of $0.26 per share. The dividend will be payable on December 3, 2021 to stockholders of record at the close of business on November 22, 2021.

Third Quarter 2021 Highlights:

●	Net income of $64.3 million, or $0.50 per diluted share
●	Total loans and leases decreased $269.4 million, versus prior quarter, reflecting a $308.0 million decline in PPP loans
●	Total deposits increased $1.3 billion versus prior quarter
●	Recorded a $4.0 million negative provision for credit losses
●	Board of Directors declared a quarterly dividend of $0.26 per share
●	Repurchased $21.6 million of stock under share repurchase program

Balance Sheet

Total assets were $25.5 billion as of September 30, 2021, compared to $24.2 billion as of June 30, 2021.

Gross loans and leases were $12.8 billion as of September 30, 2021, a decrease of $269.4 million, or 2.1%, from $13.1 billion as of June 30, 2021.

Total deposits were $22.1 billion as of September 30, 2021, an increase of $1.3 billion, or 6.2%, from $20.8 billion as of June 30, 2021.

Net Interest Income

Net interest income for the third quarter of 2021 was $132.6 million, an increase of $1.1 million, or 0.8%, compared to $131.5 million for the prior quarter.

The net interest margin (NIM) was 2.36% in the third quarter of 2021, a decrease of 10 basis points compared to 2.46% in the second quarter of 2021.

Provision Expense

During the quarter ended September 30, 2021, we recorded a $4.0 million negative provision for credit losses. In the quarter ended June 30, 2021, we recorded a $35.0 million negative provision for credit losses.

Noninterest Income

Noninterest income was $50.1 million in the third quarter of 2021, an increase of $0.7 million compared to noninterest income of $49.4 million in the second quarter of 2021.

Noninterest Expense

Noninterest expense was $101.0 million in the third quarter of 2021, an increase of $1.6 million compared to noninterest expense of $99.4 million in the second quarter of 2021.

The efficiency ratio was 55.1% and 54.7% for the quarters ended September 30, 2021 and June 30, 2021, respectively.

Taxes

The effective tax rate was 25.0% for the quarter ended September 30, 2021 and 25.5% for the quarter ended June 30, 2021.

Asset Quality

The allowance for credit losses was $161.2 million, or 1.26% of total loans and leases, as of September 30, 2021, compared to $169.1 million, or 1.29% of total loans and leases, as of June 30, 2021. The reserve for unfunded commitments was $32.5 million as of September 30, 2021 compared to $29.2 million as of June 30, 2021. Net charge-offs were $0.6 million, or 0.02% of average loans and leases on an annualized basis for the quarter ended September 30, 2021, compared to net charge-offs of $1.1 million, or 0.03% of average loans and leases on an annualized basis for the quarter ended June 30, 2021. Total non-performing assets were $8.6 million, or 0.07% of total loans and leases and other real estate owned, at September 30, 2021, compared to total non-performing assets of $8.9 million, or 0.07% of total loans and leases and other real estate owned, at June 30, 2021.

Capital

Total stockholders’ equity was $2.7 billion at both September 30, 2021 and June 30, 2021.

The tier 1 leverage, common equity tier 1 and total capital ratios were 7.39%,12.63% and 13.88%, respectively, at September 30, 2021, compared with 7.68%, 12.76% and 14.01%, respectively, at June 30, 2021.

The Company repurchased 0.8 million shares of common stock at a total cost of $21.6 million under the stock repurchase program in the third quarter. The average cost was $27.76 per share repurchased. Remaining buyback authority under the stock repurchase program was $21.5 million at September 30, 2021.

First Hawaiian, Inc.

First Hawaiian, Inc. (NASDAQ:FHB) is a bank holding company headquartered in Honolulu, Hawaii. Its principal subsidiary, First Hawaiian Bank, founded in 1858 under the name Bishop & Company, is Hawaii’s oldest and largest financial institution with branch locations throughout Hawaii, Guam and Saipan. The company offers a comprehensive suite of banking services to consumer and commercial customers including deposit products, loans, wealth management, insurance, trust, retirement planning, credit card and merchant processing services. Customers may also access their accounts through ATMs, online and mobile banking channels. For more information about First Hawaiian, Inc., visit the Company’s website, www.fhb.com.

Conference Call Information

First Hawaiian will host a conference call to discuss the Company’s results today at 1:00 p.m. Eastern Time, 7:00 a.m. Hawaii Time. To access the call, participants should dial (844) 452-2942 (US/Canada), or (574) 990-9846 (International) ten minutes prior to the start of the call and enter the conference ID: 2438538. A live webcast of the conference call, including a slide presentation, will be available at the following link: www.fhb.com/earnings. The archive of the webcast will be available at the same location. A telephonic replay of the conference call will be available two hours after the conclusion of the call until 4:30 p.m. (Eastern Time) on October 29, 2021. Access the replay by dialing (855) 859-2056 or (404) 537-3406 and entering the conference ID: 2438538.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized” and “outlook”, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Further, statements about the potential effects of the COVID-19 pandemic on our businesses and financial results and conditions may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, there can be no assurance that actual results will not prove to be materially different from the results expressed or implied by the forward-looking statements. A number of important factors could cause actual results or performance to differ materially from the forward-looking statements, including (without limitation) the risks and uncertainties associated with the ongoing impacts of COVID-19, the domestic and global economic environment and capital market conditions and other risk factors. For a discussion of some of these risks and important factors that could affect our future results and financial condition, see our U.S. Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2020 and our Quarterly Report on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021.

Use of Non-GAAP Financial Measures

We present net interest income, noninterest income, noninterest expense, net income, earnings per share (basic and diluted) and the related ratios described below, on an adjusted, or “core,” basis, each a non-GAAP financial measure. These core measures exclude from the corresponding GAAP measure the impact of certain items that we do not believe are representative of our financial results. We believe that the presentation of these non-GAAP financial measures helps identify underlying trends in our business from period to period that could otherwise be distorted by the effect of certain expenses, gains and other items included in our operating results. We believe that these core measures provide useful information about our operating results and enhance the overall understanding of our past performance and future performance. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition.

Core net interest margin, core efficiency ratio, core return on average total assets and core return on average total stockholders’ equity are non-GAAP financial measures. We compute our core net interest margin as the ratio of core net interest income to average earning assets. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. We compute our core return on average total assets as the ratio of core net income to average total assets. We compute our core return on average total stockholders’ equity as the ratio of core net income to average total stockholders’ equity.

Return on average tangible stockholders’ equity, core return on average tangible stockholders’ equity, return on average tangible assets, core return on average tangible assets and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our core return on average tangible stockholders’ equity as the ratio of core net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. We compute our core return on average tangible assets as the ratio of core net income to average tangible assets. We compute our tangible stockholders’ equity to tangible assets as the ratio of tangible stockholders’ equity to tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) the value of our goodwill. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital adequacy relative to other financial institutions. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP.

Tables 14 and 15 at the end of this document provide a reconciliation of these non-GAAP financial measures with their most directly comparable GAAP measures.

Investor Relations Contact:	Media Contact:
Kevin Haseyama, CFA	Susan Kam
(808) 525-6268	(808) 525-6254
khaseyama@fhb.com	skam@fhb.com

Financial Highlights					Table 1
	For the Three Months Ended			For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share data)	2021	2021	2020	2021	2020
Operating Results:
Net interest income	$132,593	$131,481	$134,002	$393,232	$400,507
Provision for credit losses	(4,000)	(35,000)	5,072	(39,000)	101,718
Noninterest income	50,104	49,371	48,898	143,343	143,782
Noninterest expense	101,036	99,388	91,629	296,730	279,545
Net income	64,279	86,741	65,101	208,713	124,015
Basic earnings per share	0.50	0.67	0.50	1.61	0.95
Diluted earnings per share	0.50	0.67	0.50	1.61	0.95
Dividends declared per share	0.26	0.26	0.26	0.78	0.78
Dividend payout ratio	52.00%	38.81%	52.00%	48.45%	82.11%
Supplemental Income Statement Data (non-GAAP):
Core net interest income	$132,593	$131,481	$134,002	$393,232	$400,507
Core noninterest income	50,104	49,269	48,874	143,241	143,884
Core noninterest expense	98,936	98,228	91,629	293,470	279,545
Core net income	65,819	87,704	65,083	211,216	124,090
Core basic earnings per share	0.51	0.68	0.50	1.63	0.96
Core diluted earnings per share	0.51	0.68	0.50	1.63	0.95
Performance Ratios(1):
Net interest margin	2.36%	2.46%	2.70%	2.45%	2.79%
Core net interest margin (non-GAAP)	2.36%	2.46%	2.70%	2.45%	2.79%
Efficiency ratio	55.07%	54.74%	50.01%	55.10%	51.32%
Core efficiency ratio (non-GAAP)	53.92%	54.13%	50.02%	54.51%	51.31%
Return on average total assets	1.02%	1.45%	1.16%	1.16%	0.76%
Core return on average total assets (non-GAAP)	1.04%	1.46%	1.16%	1.18%	0.76%
Return on average tangible assets (non-GAAP)	1.06%	1.51%	1.21%	1.21%	0.80%
Core return on average tangible assets (non-GAAP)(2)	1.09%	1.53%	1.21%	1.23%	0.80%
Return on average total stockholders' equity	9.31%	12.92%	9.58%	10.26%	6.16%
Core return on average total stockholders' equity (non-GAAP)	9.54%	13.07%	9.57%	10.38%	6.17%
Return on average tangible stockholders' equity (non-GAAP)	14.63%	20.51%	15.16%	16.19%	9.79%
Core return on average tangible stockholders’ equity (non-GAAP)(3)	14.98%	20.74%	15.15%	16.38%	9.80%
Average Balances:
Average loans and leases	$12,881,885	$13,205,086	$13,559,367	$13,108,427	$13,569,119
Average earning assets	22,533,174	21,539,264	19,846,674	21,523,731	19,174,349
Average assets	25,058,085	24,015,065	22,341,485	24,013,691	21,667,948
Average deposits	21,621,836	20,638,015	18,892,033	20,595,400	17,995,196
Average stockholders' equity	2,738,540	2,691,966	2,704,129	2,719,442	2,687,632
Market Value Per Share:
Closing	29.35	28.34	14.47	29.35	14.47
High	30.06	29.85	18.96	30.80	31.25
Low	25.75	24.75	14.32	23.14	13.56

	As of	As of	As of	As of
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands, except per share data)	2021	2021	2020	2020
Balance Sheet Data:
Loans and leases	$12,834,339	$13,103,785	$13,279,097	$13,499,969
Total assets	25,548,322	24,246,328	22,662,831	22,310,701
Total deposits	22,120,003	20,835,115	19,227,723	18,897,762
Long-term borrowings	200,000	200,000	200,010	200,010
Total stockholders' equity	2,711,734	2,731,341	2,744,104	2,733,934

Per Share of Common Stock:
Book value	$21.14	$21.17	$21.12	$21.04
Tangible book value (non-GAAP)(4)	13.38	13.45	13.46	13.38

Asset Quality Ratios:
Non-accrual loans and leases / total loans and leases	0.07%	0.07%	0.07%	0.13%
Allowance for credit losses for loans and leases / total loans and leases	1.26%	1.29%	1.57%	1.45%

Capital Ratios:
Common Equity Tier 1 Capital Ratio	12.63%	12.76%	12.47%	12.22%
Tier 1 Capital Ratio	12.63%	12.76%	12.47%	12.22%
Total Capital Ratio	13.88%	14.01%	13.73%	13.47%
Tier 1 Leverage Ratio	7.39%	7.68%	8.00%	7.91%
Total stockholders' equity to total assets	10.61%	11.26%	12.11%	12.25%
Tangible stockholders' equity to tangible assets (non-GAAP)	6.99%	7.47%	8.07%	8.16%

Non-Financial Data:
Number of branches	54	54	54	58
Number of ATMs	298	294	297	302
Number of Full-Time Equivalent Employees	2,025	2,087	2,103	2,099

(1)	Except for the efficiency ratio and the core efficiency ratio, amounts are annualized for the three and nine months ended September 30, 2021 and 2020 and the three months ended June 30, 2021.
(2)	Core return on average tangible assets is a non-GAAP financial measure. We compute our core return on average tangible assets as the ratio of core net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. For a reconciliation to the most directly comparable GAAP financial measure for core net income, see Table 14, GAAP to Non-GAAP Reconciliation.
(3)	Core return on average tangible stockholders’ equity is a non-GAAP financial measure. We compute our core return on average tangible stockholders’ equity as the ratio of core net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. For a reconciliation to the most directly comparable GAAP financial measure for core net income, see Table 14, GAAP to Non-GAAP Reconciliation.
(4)	Tangible book value is a non-GAAP financial measure. We compute our tangible book value as the ratio of tangible stockholders’ equity to shares outstanding. Tangible stockholders’ equity is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our total stockholders’ equity. For a reconciliation to the most directly comparable GAAP financial measure for core net income, see Table 14, GAAP to Non-GAAP Reconciliation.

Consolidated Statements of Income	Table 2
	For the Three Months Ended			For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2021	2021	2020	2021	2020
Interest income
Loans and lease financing	$110,765	$110,919	$120,940	$332,623	$378,209
Available-for-sale securities	25,234	24,637	20,317	73,017	59,056
Other	1,205	666	670	2,362	3,813
Total interest income	137,204	136,222	141,927	408,002	441,078
Interest expense
Deposits	3,218	3,363	6,227	10,637	30,410
Short-term and long-term borrowings	1,393	1,378	1,698	4,133	10,161
Total interest expense	4,611	4,741	7,925	14,770	40,571
Net interest income	132,593	131,481	134,002	393,232	400,507
Provision for credit losses	(4,000)	(35,000)	5,072	(39,000)	101,718
Net interest income after provision for credit losses	136,593	166,481	128,930	432,232	298,789
Noninterest income
Service charges on deposit accounts	6,989	6,632	6,523	20,339	21,400
Credit and debit card fees	16,017	16,746	14,049	47,314	39,868
Other service charges and fees	10,233	10,303	9,021	29,382	25,472
Trust and investment services income	8,625	8,707	8,664	25,824	26,919
Bank-owned life insurance	4,841	3,104	4,903	10,334	11,595
Investment securities gains (losses), net	—	102	24	102	(102)
Other	3,399	3,777	5,714	10,048	18,630
Total noninterest income	50,104	49,371	48,898	143,343	143,782
Noninterest expense
Salaries and employee benefits	46,484	45,982	44,291	136,402	131,534
Contracted services and professional fees	15,042	16,516	15,073	48,746	46,606
Occupancy	6,790	7,314	6,921	21,274	21,466
Equipment	6,549	6,362	5,137	18,402	15,052
Regulatory assessment and fees	1,828	1,826	2,445	5,688	6,491
Advertising and marketing	1,469	1,469	1,374	4,529	4,599
Card rewards program	6,676	6,262	5,046	17,773	17,224
Other	16,198	13,657	11,342	43,916	36,573
Total noninterest expense	101,036	99,388	91,629	296,730	279,545
Income before provision for income taxes	85,661	116,464	86,199	278,845	163,026
Provision for income taxes	21,382	29,723	21,098	70,132	39,011
Net income	$64,279	$86,741	$65,101	$208,713	$124,015
Basic earnings per share	$0.50	$0.67	$0.50	$1.61	$0.95
Diluted earnings per share	$0.50	$0.67	$0.50	$1.61	$0.95
Basic weighted-average outstanding shares	128,660,038	129,392,339	129,896,054	129,323,973	129,882,878
Diluted weighted-average outstanding shares	129,210,448	129,828,847	130,085,534	129,895,311	130,129,690

Consolidated Balance Sheets	Table 3
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2021	2021	2020	2020
Assets
Cash and due from banks	$268,467	$347,861	$303,373	$333,744
Interest-bearing deposits in other banks	2,130,615	1,558,437	737,571	482,585
Investment securities, at fair value (amortized cost: $7,994,266 as of September 30, 2021, $6,951,153 as of June 30, 2021, $5,985,031 as of December 31, 2020 and $5,584,556 as of September 30, 2020)	7,953,727	6,953,930	6,071,415	5,692,883
Loans held for sale	2,052	1,241	11,579	34,669
Loans and leases	12,834,339	13,103,785	13,279,097	13,499,969
Less: allowance for credit losses	161,246	169,148	208,454	195,876
Net loans and leases	12,673,093	12,934,637	13,070,643	13,304,093

Premises and equipment, net	317,272	319,452	322,401	321,229
Accrued interest receivable	64,855	66,734	69,626	66,005
Bank-owned life insurance	468,968	466,402	466,537	462,422
Goodwill	995,492	995,492	995,492	995,492
Mortgage servicing rights	9,107	10,007	10,731	10,922
Other assets	664,674	592,135	603,463	606,657
Total assets	$25,548,322	$24,246,328	$22,662,831	$22,310,701
Liabilities and Stockholders' Equity
Deposits:
Interest-bearing	$13,246,579	$12,245,193	$11,705,609	$11,989,492
Noninterest-bearing	8,873,424	8,589,922	7,522,114	6,908,270
Total deposits	22,120,003	20,835,115	19,227,723	18,897,762
Long-term borrowings	200,000	200,000	200,010	200,010
Retirement benefits payable	144,400	144,101	143,373	138,806
Other liabilities	372,185	335,771	347,621	340,189
Total liabilities	22,836,588	21,514,987	19,918,727	19,576,767

Stockholders' equity
Common stock ($0.01 par value; authorized 300,000,000 shares; issued/outstanding: 140,563,799 / 128,255,570 shares as of September 30, 2021, issued/outstanding: 140,542,398 / 129,019,871 shares as of June 30, 2021, issued/outstanding: 140,191,133 / 129,912,272 shares as of December 31, 2020 and issued/outstanding: 140,190,428 / 129,911,789 shares as of September 30, 2020)	1,406	1,405	1,402	1,402
Additional paid-in capital	2,524,168	2,520,790	2,514,014	2,511,849
Retained earnings	581,094	550,511	473,974	446,315
Accumulated other comprehensive (loss) income, net	(61,463)	(29,702)	31,604	51,254
Treasury stock (12,308,229 shares as of September 30, 2021, 11,522,527 shares as of June 30, 2021, 10,278,861 shares as of December 31, 2020 and 10,278,639 shares as of September 30, 2020)	(333,471)	(311,663)	(276,890)	(276,886)
Total stockholders' equity	2,711,734	2,731,341	2,744,104	2,733,934
Total liabilities and stockholders' equity	$25,548,322	$24,246,328	$22,662,831	$22,310,701

Average Balances and Interest Rates									Table 4
	Three Months Ended			Three Months Ended			Three Months Ended
	September 30, 2021			June 30, 2021			September 30, 2020
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$2,356.4	$0.9	0.16%	$1,503.0	$0.4	0.10%	$889.6	$0.2	0.10%
Available-for-Sale Investment Securities
Taxable	6,654.6	22.9	1.37	6,298.3	22.5	1.43	5,308.5	20.2	1.52
Non-Taxable	561.1	2.9	2.11	468.4	2.7	2.30	25.7	0.1	2.11
Total Available-for-Sale Investment Securities	7,215.7	25.8	1.43	6,766.7	25.2	1.49	5,334.2	20.3	1.53
Loans Held for Sale	2.2	—	2.39	2.0	—	1.44	10.2	0.1	2.67
Loans and Leases(1)
Commercial and industrial	2,367.2	19.7	3.29	2,882.1	21.1	2.94	3,230.4	21.6	2.67
Commercial real estate	3,447.0	25.4	2.92	3,419.7	25.3	2.97	3,418.0	27.8	3.23
Construction	862.4	7.0	3.24	800.9	6.3	3.15	637.6	5.2	3.22
Residential:
Residential mortgage	3,866.1	34.6	3.58	3,765.4	34.0	3.62	3,680.5	37.9	4.12
Home equity line	837.7	5.5	2.62	812.6	5.5	2.72	871.1	6.6	3.02
Consumer	1,260.2	16.8	5.28	1,277.9	16.9	5.32	1,474.4	20.2	5.46
Lease financing	241.3	2.0	3.23	246.5	1.9	3.06	247.4	1.8	2.90
Total Loans and Leases	12,881.9	111.0	3.43	13,205.1	111.0	3.37	13,559.4	121.1	3.56
Other Earning Assets	77.0	0.3	1.34	62.5	0.3	1.91	53.3	0.5	3.32
Total Earning Assets(2)	22,533.2	138.0	2.44	21,539.3	136.9	2.55	19,846.7	142.2	2.86
Cash and Due from Banks	290.5			290.7			307.9
Other Assets	2,234.4			2,185.1			2,186.9
Total Assets	$25,058.1			$24,015.1			$22,341.5

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$6,886.0	$0.6	0.03%	$6,361.8	$0.5	0.03%	5,768.3	$0.6	0.04%
Money Market	3,957.1	0.5	0.05	3,783.1	0.5	0.06	3,288.2	0.4	0.05
Time	1,884.4	2.1	0.45	2,034.5	2.3	0.45	3,029.8	5.2	0.69
Total Interest-Bearing Deposits	12,727.5	3.2	0.10	12,179.4	3.3	0.11	12,086.3	6.2	0.20
Short-Term Borrowings	—	—	—	—	—	—	45.1	0.3	2.69
Long-Term Borrowings	200.0	1.4	2.76	200.0	1.4	2.76	200.0	1.4	2.77
Total Interest-Bearing Liabilities	12,927.5	4.6	0.14	12,379.4	4.7	0.15	12,331.4	7.9	0.26
Net Interest Income		$133.4			$132.2			$134.3
Interest Rate Spread			2.30%			2.40%			2.60%
Net Interest Margin			2.36%			2.46%			2.70%
Noninterest-Bearing Demand Deposits	8,894.3			8,458.6			6,805.7
Other Liabilities	497.7			485.1			500.3
Stockholders' Equity	2,738.6			2,692.0			2,704.1
Total Liabilities and Stockholders' Equity	$25,058.1			$24,015.1			$22,341.5

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $0.8 million, $0.7 million and $0.3 million for the three months ended September 30, 2021, June 30, 2021 and September 30, 2020, respectively.

Average Balances and Interest Rates						Table 5
	Nine Months Ended			Nine Months Ended
	September 30, 2021			September 30, 2020
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$1,604.6	$1.5	0.13%	$947.3	$2.2	0.31%
Available-for-Sale Investment Securities
Taxable	6,303.5	67.5	1.43	4,579.8	59.0	1.72
Non-Taxable	436.9	6.9	2.11	8.9	0.1	2.11
Total Available-for-Sale Investment Securities	6,740.4	74.4	1.47	4,588.7	59.1	1.72
Loans Held for Sale	4.4	0.1	2.31	11.9	0.2	2.31
Loans and Leases(1)
Commercial and industrial	2,756.2	61.2	2.97	3,202.4	70.5	2.94
Commercial real estate	3,417.5	75.6	2.96	3,423.9	90.7	3.54
Construction	803.8	19.2	3.19	586.9	15.8	3.59
Residential:
Residential mortgage	3,776.5	103.3	3.65	3,700.8	111.3	4.01
Home equity line	824.1	16.7	2.71	881.2	21.1	3.20
Consumer	1,287.1	51.4	5.34	1,537.5	63.9	5.55
Lease financing	243.2	5.7	3.10	236.4	5.1	2.90
Total Loans and Leases	13,108.4	333.1	3.39	13,569.1	378.4	3.72
Other Earning Assets	65.9	0.8	1.65	57.3	1.6	3.78
Total Earning Assets(2)	21,523.7	409.9	2.54	19,174.3	441.5	3.07
Cash and Due from Banks	291.7			310.1
Other Assets	2,198.3			2,183.5
Total Assets	$24,013.7			$21,667.9

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$6,410.9	$1.7	0.04%	$5,454.7	$4.7	0.12%
Money Market	3,758.3	1.5	0.05	3,208.1	6.1	0.25
Time	2,067.7	7.4	0.48	2,966.9	19.6	0.88
Total Interest-Bearing Deposits	12,236.9	10.6	0.12	11,629.7	30.4	0.35
Short-Term Borrowings	—	—	—	279.9	6.0	2.87
Long-Term Borrowings	200.0	4.2	2.76	200.0	4.2	2.77
Total Interest-Bearing Liabilities	12,436.9	14.8	0.16	12,109.6	40.6	0.45
Net Interest Income		$395.1			$400.9
Interest Rate Spread			2.38%			2.62%
Net Interest Margin			2.45%			2.79%
Noninterest-Bearing Demand Deposits	8,358.5			6,365.5
Other Liabilities	498.9			505.2
Stockholders' Equity	2,719.4			2,687.6
Total Liabilities and Stockholders' Equity	$24,013.7			$21,667.9

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $1.9 million and $0.4 million for the nine months ended September 30, 2021 and 2020, respectively.

Analysis of Change in Net Interest Income			Table 6
	Three Months Ended September 30, 2021
	Compared to June 30, 2021
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$0.2	$0.3	$0.5
Available-for-Sale Investment Securities
Taxable	1.3	(0.9)	0.4
Non-Taxable	0.5	(0.3)	0.2
Total Available-for-Sale Investment Securities	1.8	(1.2)	0.6
Loans and Leases
Commercial and industrial	(3.9)	2.5	(1.4)
Commercial real estate	0.3	(0.2)	0.1
Construction	0.5	0.2	0.7
Residential:
Residential mortgage	1.0	(0.4)	0.6
Home equity line	0.2	(0.2)	—
Consumer	(0.1)	—	(0.1)
Lease financing	—	0.1	0.1
Total Loans and Leases	(2.0)	2.0	—
Other Earning Assets	0.1	(0.1)	—
Total Change in Interest Income	0.1	1.0	1.1

Change in Interest Expense:
Interest-Bearing Deposits
Savings	0.1	—	0.1
Time	(0.2)	—	(0.2)
Total Interest-Bearing Deposits	(0.1)	—	(0.1)
Total Change in Interest Expense	(0.1)	—	(0.1)
Change in Net Interest Income	$0.2	$1.0	$1.2

Analysis of Change in Net Interest Income			Table 7
	Three Months Ended September 30, 2021
	Compared to September 30, 2020
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$0.5	$0.2	$0.7
Available-for-Sale Investment Securities
Taxable	4.8	(2.1)	2.7
Non-Taxable	2.8	—	2.8
Total Available-for-Sale Investment Securities	7.6	(2.1)	5.5
Loans Held for Sale	(0.1)	—	(0.1)
Loans and Leases
Commercial and industrial	(6.3)	4.4	(1.9)
Commercial real estate	0.2	(2.6)	(2.4)
Construction	1.8	—	1.8
Residential:
Residential mortgage	1.8	(5.1)	(3.3)
Home equity line	(0.2)	(0.9)	(1.1)
Consumer	(2.8)	(0.6)	(3.4)
Lease financing	—	0.2	0.2
Total Loans and Leases	(5.5)	(4.6)	(10.1)
Other Earning Assets	0.1	(0.3)	(0.2)
Total Change in Interest Income	2.6	(6.8)	(4.2)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	0.1	(0.1)	—
Money Market	0.1	—	0.1
Time	(1.6)	(1.5)	(3.1)
Total Interest-Bearing Deposits	(1.4)	(1.6)	(3.0)
Short-Term Borrowings	(0.2)	(0.1)	(0.3)
Total Change in Interest Expense	(1.6)	(1.7)	(3.3)
Change in Net Interest Income	$4.2	$(5.1)	$(0.9)

Analysis of Change in Net Interest Income			Table 8
	Nine Months Ended September 30, 2021
	Compared to September 30, 2020
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$1.0	$(1.7)	$(0.7)
Available-for-Sale Investment Securities
Taxable	19.6	(11.1)	8.5
Non-Taxable	6.8	—	6.8
Total Available-for-Sale Investment Securities	26.4	(11.1)	15.3
Loans Held for Sale	(0.1)	—	(0.1)
Loans and Leases
Commercial and industrial	(10.0)	0.7	(9.3)
Commercial real estate	(0.2)	(14.9)	(15.1)
Construction	5.3	(1.9)	3.4
Residential:
Residential mortgage	2.2	(10.2)	(8.0)
Home equity line	(1.3)	(3.1)	(4.4)
Consumer	(10.1)	(2.4)	(12.5)
Lease financing	0.2	0.4	0.6
Total Loans and Leases	(13.9)	(31.4)	(45.3)
Other Earning Assets	0.2	(1.0)	(0.8)
Total Change in Interest Income	13.6	(45.2)	(31.6)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	0.7	(3.7)	(3.0)
Money Market	0.9	(5.5)	(4.6)
Time	(4.9)	(7.3)	(12.2)
Total Interest-Bearing Deposits	(3.3)	(16.5)	(19.8)
Short-Term Borrowings	(3.0)	(3.0)	(6.0)
Total Change in Interest Expense	(6.3)	(19.5)	(25.8)
Change in Net Interest Income	$19.9	$(25.7)	$(5.8)

Loans and Leases				Table 9
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2021	2021	2020	2020
Commercial and industrial:
Commercial and industrial excluding Paycheck Protection Program loans	$1,692,315	$1,753,444	$2,218,266	$2,250,094
Paycheck Protection Program loans	503,069	811,103	801,241	920,168
Total commercial and industrial	2,195,384	2,564,547	3,019,507	3,170,262
Commercial real estate	3,569,768	3,528,068	3,392,676	3,461,085
Construction	826,078	853,865	735,819	662,871
Residential:
Residential mortgage	3,914,632	3,821,407	3,690,218	3,669,051
Home equity line	852,074	825,368	841,624	864,789
Total residential	4,766,706	4,646,775	4,531,842	4,533,840
Consumer	1,238,714	1,267,559	1,353,842	1,425,934
Lease financing	237,689	242,971	245,411	245,977
Total loans and leases	$12,834,339	$13,103,785	$13,279,097	$13,499,969

Deposits				Table 10
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2021	2021	2020	2020
Demand	$8,873,424	$8,589,922	$7,522,114	$6,908,270
Savings	7,347,079	6,421,053	6,020,075	5,994,687
Money Market	4,019,250	3,920,477	3,337,236	3,379,985
Time	1,880,250	1,903,663	2,348,298	2,614,820
Total Deposits	$22,120,003	$20,835,115	$19,227,723	$18,897,762

Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More				Table 11
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2021	2021	2020	2020
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial Loans:
Commercial and industrial	$746	$828	$518	$725
Commercial real estate	745	937	80	7,067
Construction	—	—	2,043	2,043
Total Commercial Loans	1,491	1,765	2,641	9,835
Residential Loans:
Residential mortgage	7,137	7,140	6,441	7,798
Total Residential Loans	7,137	7,140	6,441	7,798
Total Non-Accrual Loans and Leases	8,628	8,905	9,082	17,633
Total Non-Performing Assets	$8,628	$8,905	$9,082	$17,633

Accruing Loans and Leases Past Due 90 Days or More
Commercial Loans:
Commercial and industrial	$439	$494	$2,108	$1,938
Commercial real estate	—	—	882	1,307
Construction	—	60	93	100
Total Commercial Loans	439	554	3,083	3,345
Residential Loans:
Residential mortgage	100	—	—	—
Home equity line	3,871	4,680	4,818	4,503
Total Residential Loans	3,971	4,680	4,818	4,503
Consumer	1,376	1,134	3,266	2,897
Total Accruing Loans and Leases Past Due 90 Days or More	$5,786	$6,368	$11,167	$10,745

Restructured Loans on Accrual Status and Not Past Due 90 Days or More	$36,234	$36,668	$16,684	$9,726
Total Loans and Leases	$12,834,339	$13,103,785	$13,279,097	$13,499,969

Allowance for Credit Losses					Table 12
	For the Three Months Ended			For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
(dollars in thousands)	2021	2021	2020	2021	2020
Balance at Beginning of Period	$169,148	$200,366	$192,120	$208,454	$130,530
Adjustment to Adopt ASC Topic 326	—	—	—	—	770
After Adoption of ASC Topic 326	169,148	200,366	192,120	208,454	131,300
Loans and Leases Charged-Off
Commercial Loans:
Commercial and industrial	(224)	(330)	(598)	(1,517)	(14,773)
Commercial real estate	—	—	—	(66)	(2,723)
Construction	—	—	—	—	(379)
Total Commercial Loans	(224)	(330)	(598)	(1,583)	(17,875)
Residential Loans:
Residential mortgage	—	—	—	(98)	(14)
Home equity line	(235)	—	—	(235)	(8)
Total Residential Loans	(235)	—	—	(333)	(22)
Consumer	(2,926)	(3,917)	(4,238)	(13,384)	(21,742)
Total Loans and Leases Charged-Off	(3,385)	(4,247)	(4,836)	(15,300)	(39,639)
Recoveries on Loans and Leases Previously Charged-Off
Commercial Loans:
Commercial and industrial	121	287	1,699	623	2,019
Commercial real estate	15	12	—	30	—
Construction	—	—	30	166	170
Total Commercial Loans	136	299	1,729	819	2,189
Residential Loans:
Residential mortgage	215	14	27	246	179
Home equity line	27	38	16	89	146
Total Residential Loans	242	52	43	335	325
Consumer	2,405	2,797	3,148	7,857	7,687
Total Recoveries on Loans and Leases Previously Charged-Off	2,783	3,148	4,920	9,011	10,201
Net Loans and Leases (Charged-Off) Recovered	(602)	(1,099)	84	(6,289)	(29,438)
Provision for Credit Losses - Loans and Leases	(7,300)	(30,119)	3,672	(40,919)	94,014
Balance at End of Period	$161,246	$169,148	$195,876	$161,246	$195,876
Average Loans and Leases Outstanding	$12,881,885	$13,205,086	$13,559,367	$13,108,427	$13,569,119
Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding(1)	0.02%	0.03%	—%	0.06%	0.29%
Ratio of Allowance for Credit Losses for Loans and Leases to Loans and Leases Outstanding	1.26%	1.29%	1.45%	1.26%	1.45%

(1)	Annualized for the three and nine months ended September 30, 2021 and 2020 and three months ended June 30, 2021.

Loans and Leases by Year of Origination and Credit Quality Indicator									Table 13
								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
							Amortized	Amortized
(dollars in thousands)	2021	2020	2019	2018	2017	Prior	Cost Basis	Cost Basis	Total
Commercial Lending
Commercial and Industrial
Risk rating:
Pass	$633,079	$172,147	$162,921	$128,968	$31,439	$194,494	$578,257	$21,767	$1,923,072
Special Mention	5,421	4,709	104,973	4,083	1,069	4,292	23,127	289	147,963
Substandard	371	1,663	2,102	13,874	97	8,285	19,162	1,307	46,861
Other (1)	10,257	7,897	8,955	5,364	2,740	573	41,702	—	77,488
Total Commercial and Industrial	649,128	186,416	278,951	152,289	35,345	207,644	662,248	23,363	2,195,384

Commercial Real Estate
Risk rating:
Pass	493,286	342,433	578,079	522,123	429,840	967,286	59,685	—	3,392,732
Special Mention	—	1,472	48,916	16,054	28,264	56,319	7,604	—	158,629
Substandard	—	—	—	1,907	258	15,578	502	—	18,245
Other (1)	—	—	—	—	—	162	—	—	162
Total Commercial Real Estate	493,286	343,905	626,995	540,084	458,362	1,039,345	67,791	—	3,569,768

Construction
Risk rating:
Pass	57,368	94,127	285,960	151,714	63,031	67,670	58,013	—	777,883
Special Mention	—	—	473	708	—	359	—	—	1,540
Substandard	—	—	—	369	—	850	—	—	1,219
Other (1)	19,268	10,753	4,367	4,955	2,710	2,581	802	—	45,436
Total Construction	76,636	104,880	290,800	157,746	65,741	71,460	58,815	—	826,078

Lease Financing
Risk rating:
Pass	26,419	64,989	53,457	10,371	15,819	58,940	—	—	229,995
Special Mention	523	282	501	182	27	201	—	—	1,716
Substandard	—	2,720	1,506	225	1,037	490	—	—	5,978
Total Lease Financing	26,942	67,991	55,464	10,778	16,883	59,631	—	—	237,689

Total Commercial Lending	$1,245,992	$703,192	$1,252,210	$860,897	$576,331	$1,378,080	$788,854	$23,363	$6,828,919

								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
(continued)							Amortized	Amortized
(dollars in thousands)	2021	2020	2019	2018	2017	Prior	Cost Basis	Cost Basis	Total
Residential Lending
Residential Mortgage
FICO:
740 and greater	$804,889	$661,402	$306,706	$209,819	$270,664	$879,063	$—	$—	$3,132,543
680 - 739	104,415	79,553	52,470	36,440	40,109	141,178	—	—	454,165
620 - 679	14,479	11,825	6,941	5,683	10,341	41,481	—	—	90,750
550 - 619	231	818	193	2,059	1,428	7,378	—	—	12,107
Less than 550	—	—	—	490	2,533	3,127	—	—	6,150
No Score (3)	13,307	8,559	15,727	20,112	18,265	46,312	—	—	122,282
Other (2)	18,701	17,823	10,835	11,779	18,988	17,737	625	147	96,635
Total Residential Mortgage	956,022	779,980	392,872	286,382	362,328	1,136,276	625	147	3,914,632

Home Equity Line
FICO:
740 and greater	—	—	—	—	—	—	637,131	2,220	639,351
680 - 739	—	—	—	—	—	—	150,452	3,485	153,937
620 - 679	—	—	—	—	—	—	38,987	1,709	40,696
550 - 619	—	—	—	—	—	—	10,433	1,473	11,906
Less than 550	—	—	—	—	—	—	2,260	70	2,330
No Score (3)	—	—	—	—	—	—	3,854	—	3,854
Total Home Equity Line	—	—	—	—	—	—	843,117	8,957	852,074
Total Residential Lending	956,022	779,980	392,872	286,382	362,328	1,136,276	843,742	9,104	4,766,706

Consumer Lending
FICO:
740 and greater	130,773	88,770	88,797	65,818	30,908	11,516	107,938	245	524,765
680 - 739	72,447	63,996	65,105	41,209	21,461	8,912	68,887	717	342,734
620 - 679	27,131	28,491	33,219	22,225	15,042	6,825	30,956	1,398	165,287
550 - 619	3,181	8,735	15,408	12,262	9,546	4,829	10,150	1,177	65,288
Less than 550	341	3,200	6,116	4,665	3,196	1,757	2,983	578	22,836
No Score (3)	1,155	60	81	46	77	3	34,234	420	36,076
Other (2)	709	368	1,735	30	2,183	38	76,665	—	81,728
Total Consumer Lending	235,737	193,620	210,461	146,255	82,413	33,880	331,813	4,535	1,238,714

Total Loans and Leases	$2,437,751	$1,676,792	$1,855,543	$1,293,534	$1,021,072	$2,548,236	$1,964,409	$37,002	$12,834,339

(1)	Other credit quality indicators used for monitoring purposes are primarily FICO scores. The majority of the loans in this population were originated to borrowers with a prime FICO score.
(2)	Other credit quality indicators used for monitoring purposes are primarily internal risk ratings. The majority of the loans in this population were graded with a “Pass” rating.
(3)	No FICO scores are primarily related to loans and leases extended to non-residents. Loans and leases of this nature are primarily secured by collateral and/or are closely monitored for performance.

GAAP to Non-GAAP Reconciliation					Table 14
	For the Three Months Ended			For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2021	2021	2020	2021	2020
Income Statement Data:
Net income	$64,279	$86,741	$65,101	$208,713	$124,015
Core net income	$65,819	$87,704	$65,083	$211,216	$124,090

Average total stockholders' equity	$2,738,540	$2,691,966	$2,704,129	$2,719,442	$2,687,632
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible stockholders' equity	$1,743,048	$1,696,474	$1,708,637	$1,723,950	$1,692,140

Average total assets	$25,058,085	$24,015,065	$22,341,485	$24,013,691	$21,667,948
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible assets	$24,062,593	$23,019,573	$21,345,993	$23,018,199	$20,672,456

Return on average total stockholders' equity(1)	9.31%	12.92%	9.58%	10.26%	6.16%
Core return on average total stockholders' equity (non-GAAP)(1)	9.54%	13.07%	9.57%	10.38%	6.17%
Return on average tangible stockholders' equity (non-GAAP)(1)	14.63%	20.51%	15.16%	16.19%	9.79%
Core return on average tangible stockholders' equity (non-GAAP)(1)	14.98%	20.74%	15.15%	16.38%	9.80%

Return on average total assets(1)	1.02%	1.45%	1.16%	1.16%	0.76%
Core return on average total assets (non-GAAP)(1)	1.04%	1.46%	1.16%	1.18%	0.76%
Return on average tangible assets (non-GAAP)(1)	1.06%	1.51%	1.21%	1.21%	0.80%
Core return on average tangible assets (non-GAAP)(1)	1.09%	1.53%	1.21%	1.23%	0.80%

	As of	As of	As of	As of
	September 30,	June 30,	December 31,	September 30,
	2021	2021	2020	2020
Balance Sheet Data:
Total stockholders' equity	$2,711,734	$2,731,341	$2,744,104	$2,733,934
Less: goodwill	995,492	995,492	995,492	995,492
Tangible stockholders' equity	$1,716,242	$1,735,849	$1,748,612	$1,738,442

Total assets	$25,548,322	$24,246,328	$22,662,831	$22,310,701
Less: goodwill	995,492	995,492	995,492	995,492
Tangible assets	$24,552,830	$23,250,836	$21,667,339	$21,315,209

Shares outstanding	128,255,570	129,019,871	129,912,272	129,911,789

Total stockholders' equity to total assets	10.61%	11.26%	12.11%	12.25%
Tangible stockholders' equity to tangible assets (non-GAAP)	6.99%	7.47%	8.07%	8.16%

Book value per share	$21.14	$21.17	$21.12	$21.04
Tangible book value per share (non-GAAP)	$13.38	$13.45	$13.46	$13.38

(1)	Annualized for the three and nine months ended September 30, 2021 and 2020 and three months ended June 30, 2021.

GAAP to Non-GAAP Reconciliation					Table 15
	For the Three Months Ended			For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2021	2021	2020	2021	2020
Net interest income	$132,593	$131,481	$134,002	$393,232	$400,507
Core net interest income (non-GAAP)	$132,593	$131,481	$134,002	$393,232	$400,507

Noninterest income	$50,104	$49,371	$48,898	$143,343	$143,782
(Gains) losses on sale of securities	—	(102)	(24)	(102)	102
Core noninterest income (non-GAAP)	$50,104	$49,269	$48,874	$143,241	$143,884

Noninterest expense	$101,036	$99,388	$91,629	$296,730	$279,545
Loss on litigation	(2,100)	—	—	(2,100)	—
One-time items(1)	—	(1,160)	—	(1,160)	—
Core noninterest expense (non-GAAP)	$98,936	$98,228	$91,629	$293,470	$279,545

Net income	$64,279	$86,741	$65,101	$208,713	$124,015
(Gains) losses on sale of securities	—	(102)	(24)	(102)	102
Loss on litigation	2,100	—	—	2,100	—
One-time noninterest expense items(1)	—	1,160	—	1,160	—
Tax adjustments(2)	(560)	(95)	6	(655)	(27)
Total core adjustments	1,540	963	(18)	2,503	75
Core net income (non-GAAP)	$65,819	$87,704	$65,083	$211,216	$124,090

Basic earnings per share	$0.50	$0.67	$0.50	$1.61	$0.95
Diluted earnings per share	$0.50	$0.67	$0.50	$1.61	$0.95
Efficiency ratio	55.07%	54.74%	50.01%	55.10%	51.32%

Core basic earnings per share (non-GAAP)	$0.51	$0.68	$0.50	$1.63	$0.96
Core diluted earnings per share (non-GAAP)	$0.51	$0.68	$0.50	$1.63	$0.95
Core efficiency ratio (non-GAAP)	53.92%	54.13%	50.02%	54.51%	51.31%

(1)	One-time items consisted of severance costs.
(2)	Represents the adjustments to net income, tax effected at the Company’s effective tax rate for the respective period.